EXHIBIT 24.1

                                POWER OF ATTORNEY

                                  (401(k) Plan)

          The undersigned, an officer and/or director of TEKTRONIX, INC., does hereby constitute and appoint JEROME J. MEYER, CARL W. NEUN and JOHN P. KARALIS, and each of them, his or her true and lawful attorney and agent to do any and all acts and things and to execute in his or her name (whether on behalf of Tektronix, Inc. or as an officer or director of said Company) any and all instruments which said attorney and agent may deem necessary or advisable in order to enable Tektronix, Inc. to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933, as amended, of Common Shares of Tektronix, Inc. to be acquired pursuant to the Tektronix, Inc. 401(k) Plan, including specifically, but without limitation thereto, power and authority to sign his or her name (whether on behalf of Tektronix, Inc. or as an officer or director of said Company) to one or more Registration Statements on Form S-8 and any amendment thereto (including any post-effective amendment) or application for amendment thereto in respect to such Common Shares or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue hereof.

DATED: November 20, 1997



                                        JEROME J. MEYER
                                        ---------------------------------------
                                        Jerome J. Meyer

                                                                    EXHIBIT 24.1

                                POWER OF ATTORNEY

                                  (401(k) Plan)

          The undersigned, an officer and/or director of TEKTRONIX, INC., does hereby constitute and appoint JEROME J. MEYER, CARL W. NEUN and JOHN P. KARALIS, and each of them, his or her true and lawful attorney and agent to do any and all acts and things and to execute in his or her name (whether on behalf of Tektronix, Inc. or as an officer or director of said Company) any and all instruments which said attorney and agent may deem necessary or advisable in order to enable Tektronix, Inc. to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933, as amended, of Common Shares of Tektronix, Inc. to be acquired pursuant to the Tektronix, Inc. 401(k) Plan, including specifically, but without limitation thereto, power and authority to sign his or her name (whether on behalf of Tektronix, Inc. or as an officer or director of said Company) to one or more Registration Statements on Form S-8 and any amendment thereto (including any post-effective amendment) or application for amendment thereto in respect to such Common Shares or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue hereof.

DATED: November 20, 1997



                                        CARL W. NEUN
                                        ---------------------------------------
                                        Carl W. Neun

                                                                    EXHIBIT 24.1

                                POWER OF ATTORNEY

                                  (401(k) Plan)

          The undersigned, an officer and/or director of TEKTRONIX, INC., does hereby constitute and appoint JEROME J. MEYER, CARL W. NEUN and JOHN P. KARALIS, and each of them, his or her true and lawful attorney and agent to do any and all acts and things and to execute in his or her name (whether on behalf of Tektronix, Inc. or as an officer or director of said Company) any and all instruments which said attorney and agent may deem necessary or advisable in order to enable Tektronix, Inc. to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933, as amended, of Common Shares of Tektronix, Inc. to be acquired pursuant to the Tektronix, Inc. 401(k) Plan, including specifically, but without limitation thereto, power and authority to sign his or her name (whether on behalf of Tektronix, Inc. or as an officer or director of said Company) to one or more Registration Statements on Form S-8 and any amendment thereto (including any post-effective amendment) or application for amendment thereto in respect to such Common Shares or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue hereof.

DATED: November 20, 1997



                                        PAULINE LO ALKER
                                        ---------------------------------------
                                        Pauline Lo Alker

                                                                    EXHIBIT 24.1

                                POWER OF ATTORNEY

                                  (401(k) Plan)

          The undersigned, an officer and/or director of TEKTRONIX, INC., does hereby constitute and appoint JEROME J. MEYER, CARL W. NEUN and JOHN P. KARALIS, and each of them, his or her true and lawful attorney and agent to do any and all acts and things and to execute in his or her name (whether on behalf of Tektronix, Inc. or as an officer or director of said Company) any and all instruments which said attorney and agent may deem necessary or advisable in order to enable Tektronix, Inc. to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933, as amended, of Common Shares of Tektronix, Inc. to be acquired pursuant to the Tektronix, Inc. 401(k) Plan, including specifically, but without limitation thereto, power and authority to sign his or her name (whether on behalf of Tektronix, Inc. or as an officer or director of said Company) to one or more Registration Statements on Form S-8 and any amendment thereto (including any post-effective amendment) or application for amendment thereto in respect to such Common Shares or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue hereof.

DATED: November 20, 1997



                                        A. GARY AMES
                                        ---------------------------------------
                                        A. Gary Ames

                                                                    EXHIBIT 24.1

                                POWER OF ATTORNEY

                                  (401(k) Plan)

          The undersigned, an officer and/or director of TEKTRONIX, INC., does hereby constitute and appoint JEROME J. MEYER, CARL W. NEUN and JOHN P. KARALIS, and each of them, his or her true and lawful attorney and agent to do any and all acts and things and to execute in his or her name (whether on behalf of Tektronix, Inc. or as an officer or director of said Company) any and all instruments which said attorney and agent may deem necessary or advisable in order to enable Tektronix, Inc. to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933, as amended, of Common Shares of Tektronix, Inc. to be acquired pursuant to the Tektronix, Inc. 401(k) Plan, including specifically, but without limitation thereto, power and authority to sign his or her name (whether on behalf of Tektronix, Inc. or as an officer or director of said Company) to one or more Registration Statements on Form S-8 and any amendment thereto (including any post-effective amendment) or application for amendment thereto in respect to such Common Shares or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue hereof.

DATED: November 20, 1997



                                        GERRY B. CAMERON
                                        ---------------------------------------
                                        Gerry B. Cameron

                                                                    EXHIBIT 24.1

                                POWER OF ATTORNEY

                                  (401(k) Plan)

          The undersigned, an officer and/or director of TEKTRONIX, INC., does hereby constitute and appoint JEROME J. MEYER, CARL W. NEUN and JOHN P. KARALIS, and each of them, his or her true and lawful attorney and agent to do any and all acts and things and to execute in his or her name (whether on behalf of Tektronix, Inc. or as an officer or director of said Company) any and all instruments which said attorney and agent may deem necessary or advisable in order to enable Tektronix, Inc. to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933, as amended, of Common Shares of Tektronix, Inc. to be acquired pursuant to the Tektronix, Inc. 401(k) Plan, including specifically, but without limitation thereto, power and authority to sign his or her name (whether on behalf of Tektronix, Inc. or as an officer or director of said Company) to one or more Registration Statements on Form S-8 and any amendment thereto (including any post-effective amendment) or application for amendment thereto in respect to such Common Shares or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue hereof.

DATED: November 20, 1997



                                        PAUL C. ELY, JR.
                                        ---------------------------------------
                                        Paul C. Ely, Jr.

                                                                    EXHIBIT 24.1

                                POWER OF ATTORNEY

                                  (401(k) Plan)

          The undersigned, an officer and/or director of TEKTRONIX, INC., does hereby constitute and appoint JEROME J. MEYER, CARL W. NEUN and JOHN P. KARALIS, and each of them, his or her true and lawful attorney and agent to do any and all acts and things and to execute in his or her name (whether on behalf of Tektronix, Inc. or as an officer or director of said Company) any and all instruments which said attorney and agent may deem necessary or advisable in order to enable Tektronix, Inc. to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933, as amended, of Common Shares of Tektronix, Inc. to be acquired pursuant to the Tektronix, Inc. 401(k) Plan, including specifically, but without limitation thereto, power and authority to sign his or her name (whether on behalf of Tektronix, Inc. or as an officer or director of said Company) to one or more Registration Statements on Form S-8 and any amendment thereto (including any post-effective amendment) or application for amendment thereto in respect to such Common Shares or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue hereof.

DATED: November 20, 1997



                                        A. M. GLEASON
                                        ---------------------------------------
                                        A. M. Gleason

                                                                    EXHIBIT 24.1

                                POWER OF ATTORNEY

                                  (401(k) Plan)

          The undersigned, an officer and/or director of TEKTRONIX, INC., does hereby constitute and appoint JEROME J. MEYER, CARL W. NEUN and JOHN P. KARALIS, and each of them, his or her true and lawful attorney and agent to do any and all acts and things and to execute in his or her name (whether on behalf of Tektronix, Inc. or as an officer or director of said Company) any and all instruments which said attorney and agent may deem necessary or advisable in order to enable Tektronix, Inc. to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933, as amended, of Common Shares of Tektronix, Inc. to be acquired pursuant to the Tektronix, Inc. 401(k) Plan, including specifically, but without limitation thereto, power and authority to sign his or her name (whether on behalf of Tektronix, Inc. or as an officer or director of said Company) to one or more Registration Statements on Form S-8 and any amendment thereto (including any post-effective amendment) or application for amendment thereto in respect to such Common Shares or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue hereof.

DATED: November 20, 1997



                                        MERRILL A. MCPEAK
                                        ---------------------------------------
                                        Merrill A. McPeak